AMENDED AND RESTATED LITTELFUSE, INC. LONG-TERM INCENTIVE PLAN RETENTION STOCK OPTION AWARD AGREEMENT Littelfuse, Inc. (the “Company”) hereby grants to [Name] (the “Grantee”), a Participant in the Amended and Restated Littelfuse, Inc. Long-Term Incentive Plan, as amended from time-to- time (the “Plan”), a nonqualified option to purchase shares of Littelfuse, Inc. common stock (the “Options” or “Award”), subject to the terms and conditions as described herein. This agreement to grant Options (the “Award Agreement”) is effective as of [Date] (the “Grant Date”). RECITALS A. The Board of Directors of the Company (the “Board”) has adopted the Amended and Restated Littelfuse, Inc. Long-Term Incentive Plan as an incentive to attract, retain and motivate highly qualified individuals. B. Under the Plan, the Compensation Committee of the Board, or its delegate (the “Committee”) has the exclusive authority to interpret and apply the Plan and this Award Agreement. C. The Committee has approved the granting of Options to the Grantee pursuant to the Plan to provide an incentive to the Grantee to focus on the long-term growth of the Company and its subsidiaries. D. To the extent not specifically defined herein, all capitalized terms used in this Award Agreement shall have the meaning set forth in the Plan. If there is any discrepancy between the Award Agreement and the Plan, the Plan will always govern. In consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Grantee agree as follows: 1. Grant of Options. The Company hereby grants to the Grantee a Stock Option Award, described below, subject to the terms and conditions in this Award Agreement. This Award is granted pursuant to the Plan and its terms are incorporated by reference. Award Type Grant Number Exercise Expiration Date Date of Options Price Per Share Non-Qualified Stock Option [date] [number] [price] [expiration date] 2. Vesting of Options. Except as otherwise set forth in Section 4, the Options will vest and become exercisable (in whole shares, rounded down) in accordance with the schedule below: Installment Vesting Date Applicable to Installment 100% 3rd anniversary of Grant Date 3. Expiration. The Options, including any vested Option, shall not be exercisable after the Company’s close of business on the last business day that occurs on or prior to the Expiration Date. The “Expiration Date” shall be on the seventh anniversary of the Date of Grant, subject to the provisions in Section 4.

4. Termination of Employment or Service. a. General. Except as otherwise set forth in Sections 4b. and 4c. below, if the Grantee terminates all employment and service with the Company and its subsidiaries for any reason (including upon a retirement or termination for Cause), any Option that is not vested under the schedule in Section 2 is forfeited as of the date of the Grantee’s termination of employment and service. Other than due to termination for Cause, any vested Option will remain exercisable for 3 months following the Grantee’s termination of employment and service (or the Option Expiration Date, if sooner). In any event, if the Grantee’s termination of employment or service is due to Cause, all Options will expire on the date of termination, regardless of the vesting date. b. Death or Disability. If the Grantee terminates all employment and service with the Company as a result of his or her death, all unvested Options shall become immediately vested and the Options will remain exercisable for 12 months following the date of death. If the Grantee terminates all employment and service with the Company as a result of his or her Disability, as defined in the Plan, all unvested Options shall become immediately vested and the Options will remain exercisable for 3 months following the date of termination. c. Change in Control. In the event the Company terminates the Grantee’s employment or service without Cause within two years following a Change in Control, then all unvested Options shall become immediately vested and the Options will remain exercisable until the Option Expiration Date. The existence of Cause will be determined in the sole discretion of the Chief Legal Officer of the Company (or, in the case of an Option held by such officer, the Chief Executive Officer of the Company). Also, the Committee may, in its sole discretion, choose to accelerate the vesting of the Award in special circumstances. 5. Method of Option Exercise. Subject to the terms of this Award Agreement and the Plan, the Grantee may exercise, in whole or in part, any vested Option at any time by complying with the exercise procedures established by the Company in its sole discretion. The Grantee shall pay the Exercise Price for the Options being exercised to the Company in full, at the time of the exercise, either: a. In cash; b. In shares of Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Stock being purchased and satisfying such other requirements as may be imposed by the Company; provided, that, such shares of Stock have been held by the Grantee for no less than six (6) months; c. Partly in cash and partly in shares of Stock (described in 5b); or

d. Through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Exercise Price for the shares of Stock being purchased (“cashless exercise”). Anything to the contrary herein notwithstanding, the Options cannot be exercised, and the Company shall not be obligated to issue any shares of Stock hereunder, if the Company determines that the issuance of such shares would violate the provision of any applicable law, including the rules and regulations of any securities exchange on which the Stock is traded. Fractional shares will not be paid. 6. Responsibility for Taxes. Regardless of any action the Company and/or its subsidiary employing the Grantee (the “Employer”) take with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of any shares of Stock acquired pursuant to such exercise, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Options to reduce or eliminate the Grantee’s liability for Tax- Related Items or achieve any particular tax result. Further, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, as applicable (which, for persons subject to U.S. taxation, should be date of exercise), the Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at the Company’s discretion, to satisfy the obligations with regard to all Tax- Related Items by one or a combination of the following: (a) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (b) withholding from proceeds of the sale of shares of Stock acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); (c) withholding in shares of Stock to be issued upon exercise of the Option; or (d) personal check or other cash equivalent acceptable to the Company or the Employer (as applicable). Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding a number of shares of Stock as described herein, for tax purposes, the Grantee shall be deemed to have been issued the full number of shares of Stock subject to the Options exercised, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan. The Grantee shall pay to the Company and/or the Employer any amount of Tax-Related Items that the Company and/or the Employer may be required to withhold as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. 7. Transferability. The Options are not transferable other than: (a) by will or by the laws of descent and distribution; (b) pursuant to a domestic relations order; or (c) to members of the Grantee’s immediate family, to trusts solely for the benefit of such immediate family members or to partnerships in which family members and/or trusts are the only partners, all as provided under the terms of the Plan. After any such transfer, the transferred Options shall remain subject to the terms of the Plan. 8. Adjustment of Shares. In the event of any transaction described in Section 4.3 of the Plan, the terms of this Award (including, without limitation, the number and kind of shares subject to this Option and the Exercise Price) may be adjusted, as applicable, as set forth in Section 4.3 of the Plan. 9. Shareholder Rights. The grant of an Option does not confer on the Grantee any rights as a shareholder or any contractual or other rights of service or employment with the Company or its subsidiaries. The Grantee will not have shareholder rights with respect to any shares of Stock subject to Options until an Option is exercised and the shares are delivered to the Grantee. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to such date, except as provided under the Plan. 10. Data Privacy. In order to perform its requirements under the Plan, the Company or one or more of its subsidiaries may process sensitive personal data about the Grantee. Such data includes but is not limited to the information provided in the Award package and any changes thereto, other appropriate personal and financial data about the Grantee, and information about the Grantee’s participation in the Plan and Options exercised under the Plan from time to time. By accepting this Award Agreement, the Grantee hereby gives consent to the Company and its subsidiaries to hold, process, use and transfer any personal data outside the country in which the Grantee is employed and to the United States, and vice-versa. The legal persons for whom the personal data is intended includes the Company and any of its subsidiaries, the outside plan administrator as selected by the Company from time to time, and any other person that the Company may find appropriate in its administration of the Plan. The Grantee may review and correct any personal data by contacting the local Human Resources Representative. The Grantee understands that the transfer of the information outlined herein is important to the administration of the Plan and failure to consent to the transmission of such information may limit or prohibit participation in the Plan. 11. Appendix. Notwithstanding any provisions in this Award Agreement, the grant of the Options shall be subject to any special terms and conditions set forth in any appendix (or any appendices) to this Award Agreement for the Grantee's country (the "Appendix"). Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Award Agreement. 12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Options or other awards granted to the Grantee under the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. 13. Severability. If one or more of the provisions in this Award Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan. 14. Amendments. Except as otherwise provided in Section 15, this Award Agreement may be amended only by a written agreement executed by the Company and the Grantee. 15. Section 409A. The Options are intended to be exempt from the requirements of Section 409A. The Plan and this Award Agreement shall be administered and interpreted in a manner consistent with this intent. If the Company determines that the Options are subject to Section 409A and that an Option Award fails to comply with the requirements of Section 409A, the Company may, at the Company’s sole discretion, and without the Grantee’s consent, amend this Award Agreement to cause the Options to comply with Section 409A or be exempt from Section 409A. 16. Governing Law. This Award Agreement shall be construed under the laws of the State of Delaware. IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed in its name and on its behalf, as of the Grant Date. LITTELFUSE, INC David W. Heinzmann President and Chief Executive Officer

APPENDIX WAIVER OF DATA PRIVACY FOR NON-U.S. RESIDENTS By accepting this Award (whether by electronic means or otherwise), you consent to Littelfuse holding, processing, using, and transferring your personal data relating to this Award across country borders to the Littelfuse corporate headquarters in the United States, to the extent determined by Littelfuse to be necessary to operate the Plan, administer awards, maintain records of holders of equity rights in Littelfuse, carry out the operations of Littelfuse, or comply with securities or other applicable laws. You acknowledge that transfers of your personal data may include providing your information to recordkeepers or third party administrators for the Plan, registrars or brokers hired to handle transactions involving Littelfuse common stock, or prospective or future purchasers of Littelfuse (or its affiliates or the business for which you work). You further acknowledge that your personal information may include your name, address, tax identification number, work location, and information about your awards. You further acknowledge that you have received a copy of the Plan and that you understand your participation in the Plan is voluntary. You can revoke your consent to the transfer of your personal data, access or correct your data, or obtain a copy of the Littelfuse data processing policies or the Plan, by contacting our VP, Compensation, Benefits & HRIS during normal U.S. business hours (9 a.m. – 6 p.m. CST) at (773) 628-0864. WARNING FOR HONG KONG RESIDENTS: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. If you are a Hong Kong resident, you are advised to exercise caution in relation to this Award. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.